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                                                                   Exhibit 10.26

                           GLOBAL MARKETS ACCESS LTD.
                                Cumberland House
                               1 Victoria Street
                            Hamilton, HM AX, Bermuda

                                 March 25, 1999

[INVESTOR]

     Re:  Amendment to Securities Purchase Agreement

Gentlemen:

     Reference is made to the Securities Purchase Agreement (the "Agreement") dated as of February 26, 1999 between Global Markets Access Ltd. (the "Company") and [INVESTOR] (the "Investor"). The Company and the Investor mutually desire to amend the Agreement in certain respects as set forth below. All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

     Intending to be legally bound, the Investor and the Company hereby agree as follows:

1. With respect to Section 3.24 of the Agreement, the reference to "Amendment No. 3" concerning the Registration Statement in the first sentence of such
Section is hereby amended and replaced by "Amendment No. 5".

2. With respect to Section 6.7 of the Agreement, the reference to "$300 million" in the first sentence of such Section is hereby amended and replaced by "$180 million". The second sentence of Section 6.7 is hereby deleted. The reference to "Amendment No. 3" in the fifth sentence of such Section is hereby amended and replaced by "Amendment No. 5".

3. Section 6.12 of the Agreement is hereby amended and restated in its entirety as follows:

     6.12   Rating

      The Operating Company shall have satisfied all conditions to the assignment by Standard & Poor's Ratings Service of a preliminary financial strength rating of "A" and a preliminary claims-paying rating of "A" by each of Duff & Phelps Credit Rating Co. and Fitch IBCA, Inc., subject to the consummation of the Public Offering and the Direct Sales (as defined in the Registration Statement).



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[INVESTOR]
March 25, 1999
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4.  With respect to Section 9.7 of the Agreement, the reference to "$320 million" in such Section is hereby amended and replaced by "$200 million".

5. Schedules 3.1(b), 3.3 and 3.11 to the Agreement are hereby amended and restated in their entirety in the form attached hereto.

6. Except as expressly amended hereby, the Agreement is hereby ratified and confirmed in its entirety.


                                  Very truly yours,

                                  GLOBAL MARKETS ACCESS LTD.



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                                  By: Donald J. Matthews
                                  Title: President


AGREED AND ACCEPTED:

[INVESTOR]


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